UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period :	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PYSAX

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The value of international investments traded in foreign currencies may be adversely affected by fluctua-tions in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Equity Spectrum Fund

Targeting companies that use debt strategically

Companies that use debt as a tool to improve their business performance can offer a different set of investment opportunities. Stocks of these companies can add a new dimension to most investment portfolios. Given the complexities of uncovering capital structure opportunities, successful investing requires specialized analytical skills and experience.

"With its focus on equities, the fund seeks to harness the greatest upside potential of mispriced securities."

David L. Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

The fund can invest in a wide range of companies

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Growth of a $10,000 investment (class A shares before sales charge)

$28,775
$10,000
5/18/09
12/09
12/10
12/11
12/12
12/13
12/14
12/15
4/30/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a sales charge of 5.75%; had they, returns would have been lower. Returns for other classes of shares may vary. See pages 4–5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2 Equity Spectrum Fund

Equity Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Equity Spectrum Fund

Interview with
your fund’s
portfolio manager

David, how was the investing environment during the 12-month reporting period ended April 30, 2016?

It was a challenging time for stocks, as increased market volatility and macroeconomic pressures resulted in two pronounced market corrections for many major indexes — in August 2015 and February 2016. From the beginning of the period, market volatility began to rise as the strength of the U.S. economic recovery came under scrutiny. Expectations for the Federal Reserve’s first interest-rate hike since June 2006 also weighed on markets throughout the first half of the reporting period. However, the Fed’s effort to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping economic slowdowns in Europe and China and low commodity prices.

In August, as the Chinese government took more aggressive action to address its slowing economy — steps that included the unexpected devaluation of the yuan — Chinese stocks sold off rapidly. Fear among investors spread quickly around the world, with prices dropping sharply in most major equity markets, as investors worried about how weakening demand from China could affect the performance of other world economies. After a weak September, stocks in general rebounded in October as investors gained confidence that a hard landing for China’s economy was unlikely. In the United States, positive economic

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Equity Spectrum Fund	5

news began to dominate. The Fed acknowledged “moderate growth” and continued to maintain its accommodative monetary policy, leaving the federal funds rate unchanged at its September and October meetings.

At its meeting in December 2015, the Fed raised the federal funds rate by 0.25%. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. From the start of the year through mid-February, the S&P 500 Index had plummeted more than 10%. Fears about a slowing Chinese economy again weighed on investor sentiment. From mid-February through the end of March, however, the market recovered, thanks in large part to a rise in oil prices, accommodative policies from central banks around the world, and positive economic data. Fed policymakers also reduced their rate-hike forecast for 2016 to two hikes from four. During this period, U.S. macroeconomic data were generally positive, with improvements in employment, manufacturing, and consumer confidence. In April, a softening of U.S. economic data and overseas headwinds resulted in flat stock market performance.

How did Putnam Equity Spectrum Fund perform during the period?

The fund underperformed on an absolute and relative basis. The fund’s class A shares before sales charge returned –14.24%, while its benchmark, the S&P 500 Index, returned 1.21%. The fund’s underperformance was due to the concentrated positions in holdings that underperformed the benchmark, particularly those within the telecommunications and pharmaceutical industries. In my view, these share price declines are temporary in nature and do not reflect any fundamental weakness of the businesses.

What holdings or strategies held back performance?

Satellite TV provider DISH Network, an out-of-benchmark holding, was the top detractor for the period. While the subscriber base for

Allocations are shown as a percentage of portfolio market value as of 4/30/16. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6	Equity Spectrum Fund

DISH’s satellite TV service remains largely stable, the focus among investors continues to be on the company’s wireless spectrum assets. In my view, the stock’s underperformance during the period can be attributed to investors’ growing frustration with the lack of progress from DISH in monetizing its wireless spectrum assets.

I believe that DISH’s wireless assets could be extremely valuable to a major cellular phone service provider — value that could be reflected in a higher stock price at some point in the future. My analysis places a value on the company’s wireless assets that I believe is supported by recent public transactions. I continue to have conviction in DISH.

American Airlines, an overweight position relative to the benchmark, also held back performance. Airline stocks were brought down as a group during the period, as investors grew concerned about rising competition, fewer passengers, increased labor costs, and higher fuel prices. Now that its merger with U.S. Airways is complete, American Airlines is the nation’s largest air carrier. In addition, American Airlines trades at about half the price-to-earnings ratio, or P/E ratio, of other major carriers. This indicates that American Airlines’ stock is less expensive than that of other airlines, with the potential for long-term growth because of its size, in my view. I continued to hold the stock in the portfolio as of the end of the reporting period.

Also detracting from fund performance was Jazz Pharmaceuticals, a midsize pharmaceutical company and out-of-benchmark holding. During the period, shares of many biopharma stocks declined when regulation of drug prices became a U.S.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Equity Spectrum Fund	7

presidential campaign topic. On the last day of March 2016, Jazz received approval from the Food and Drug Administration for its drug Defitelio, the only treatment of its kind for a fatal liver condition in patients who undergo stem-cell transplants. In addition, Jazz has received a favorable ruling that strengthens the patent protection of its narcolepsy drug, Xyrem, a key sales and profit driver for the company. I still have strong conviction in Jazz’s long-term prospects.

What holdings or strategies contributed to performance during the period?

An overweight holding relative to the benchmark in defense contractor Northrop Grumman helped performance. The company’s management is focused primarily on profitability — and not just growth for the sake of growth. I believe that it is an efficiently run business that is returning cash to shareholders. The company also has benefited from an uptick in defense spending in the past couple of years. As of the end of the period, I no longer held Northrup Grumman in the portfolio.

Priceline Group, an overweight holding relative to the benchmark, was another contributor for the period. Priceline has experienced strong organic growth due to diversification and global expansion. Priceline operates six lines of business, including OpenTable, a restaurant booking service, and Booking.com, a European hotel reservation site that is also gaining market share in the United States.

An underweight position in Apple during the period helped performance relative to the benchmark. The stock underperformed, and late in the period Apple announced its first quarterly sales decline in 13 years. As of the end of the period, I no longer held Apple in the portfolio.

What is your rationale for the fund’s concentrated strategy?

I build large positions in stocks that I consider my best investment ideas. I believe that overdiversification of the portfolio may

Allocations are shown as a percentage of portfolio market value as of 4/30/16. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8	Equity Spectrum Fund

dilute its long-term performance, especially in today’s market, where I am finding fewer investment opportunities. I take a bottom-up, fundamental approach to stock selection. I generally don’t make investment decisions based on macroeconomic factors. Instead, I focus on the fundamental strength of individual companies, seeking those that I believe are ripe for significant capital appreciation because they have an internal catalyst that will eventually unlock value.

Have there been any significant shifts in the portfolio’s cash position?

Cash levels at the end of the period in the fund were significantly lower than at the end of the fourth quarter. Cash in the portfolio, as I have mentioned before, acts as a kind of “dry powder” that can be used when investment opportunities arise, and also provides a funding source for meeting redemptions.

What is your outlook for the fund and the economy in the coming months?

My investing style requires patience, and I often take a multiyear perspective when making my stock selection decisions. Although my approach is not based on macroeconomic factors, I believe we continue to face a challenging environment, and we are likely to see continued bouts of heightened volatility, sluggish economic growth, and tepid corporate earnings. The U.S. economy appears to be performing reasonably well, but with below-trend gross domestic product growth. That said, I have a strong conviction in the investments I have chosen for the portfolio, and I believe they have potential to perform better than the market average.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Equity Spectrum Fund	9

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

10 Equity Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	187.75%	171.20%	173.21%	173.21%	173.27%	173.27%	177.87%	168.14%	182.80%	192.79%
Annual average	16.43	15.44	15.56	15.56	15.57	15.57	15.84	15.25	16.14	16.72

5 years	51.56	42.84	46.01	44.01	46.04	46.04	47.80	42.63	49.65	53.45
Annual average	8.67	7.39	7.86	7.57	7.87	7.87	8.13	7.36	8.40	8.94

3 years	16.06	9.39	13.48	10.51	13.47	13.47	14.30	10.30	15.16	16.90
Annual average	5.09	3.04	4.31	3.39	4.30	4.30	4.56	3.32	4.82	5.34

1 year	–14.24	–19.18	–14.87	–18.77	–14.87	–15.65	–14.66	–17.65	–14.45	–14.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/16

S&P 500 Index

Life of fund	162.85%
Annual average	14.92

5 years	68.63
Annual average	11.02

3 years	37.71
Annual average	11.26

1 year	1.21

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Equity Spectrum Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $27,321 and $27,327, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $26,814. A $10,000 investment in the fund’s class R and Y shares would have been valued at $28,280 and $29,279, respectively.

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term gains	$2.394336		$2.394336	$2.394336	$2.394336		$2.394336	$2.394336

Short-term gains	0.610664		0.610664	0.610664	0.610664		0.610664	0.610664

Total	$3.005000		$3.005000	$3.005000	$3.005000		$3.005000	$3.005000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$42.13	$44.70	$40.62	$40.55	$41.17	$42.66	$41.68	$42.54

4/30/16	33.27	35.30	31.73	31.67	32.28	33.45	32.80	33.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Equity Spectrum Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	176.76%	160.85%	162.96%	162.96%	163.00%	163.00%	167.45%	158.09%	172.10%	181.68%
Annual average	15.98	14.98	15.12	15.12	15.12	15.12	15.40	14.80	15.69	16.27

5 years	51.01	42.33	45.49	43.49	45.51	45.51	47.36	42.21	49.19	53.03
Annual average	8.59	7.31	7.79	7.49	7.79	7.79	8.06	7.30	8.33	8.88

3 years	14.79	8.19	12.24	9.30	12.26	12.26	13.10	9.14	13.96	15.70
Annual average	4.70	2.66	3.92	3.01	3.93	3.93	4.19	2.96	4.45	4.98

1 year	–18.02	–22.74	–18.64	–22.37	–18.63	–19.38	–18.42	–21.27	–18.22	–17.80

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/15	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Annualized expense ratio for
the six-month period ended
4/30/16*†	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.29% from annualizing the performance fee adjustment for the six months ended 4/30/16.

Equity Spectrum Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.89	$8.47	$8.47	$7.27	$6.08	$3.69

Ending value (after expenses)	$927.10	$923.60	$923.80	$924.60	$925.90	$928.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.12	$8.87	$8.87	$7.62	$6.37	$3.87

Ending value (after expenses)	$1,019.79	$1,016.06	$1,016.06	$1,017.30	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Equity Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Equity Spectrum Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Equity Spectrum Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Equity Spectrum Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Equity Spectrum Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2016

Equity Spectrum Fund 19

The fund’s portfolio 4/30/16

COMMON STOCKS (88.7%)*	Shares	Value

Airlines (9.3%)
American Airlines Group, Inc.	4,089,473	$141,863,818

United Continental Holdings, Inc. †	626,700	28,709,127

170,572,945
Biotechnology (3.7%)
ARIAD Pharmaceuticals, Inc. † S	8,952,022	64,275,518

Idera Pharmaceuticals, Inc. † S	2,103,573	3,491,931

67,767,449
Chemicals (1.8%)
W.R. Grace & Co. †	442,744	33,949,610

33,949,610
Communications equipment (9.5%)
EchoStar Corp. Class A †	4,268,722	174,676,104

174,676,104
Health-care equipment and supplies (3.5%)
GenMark Diagnostics, Inc. † Ω	2,316,124	13,688,293

STAAR Surgical Co. † Ω S	6,673,569	51,453,217

65,141,510
Household durables (0.4%)
UCP, Inc. Class A † Ω	852,192	6,595,966

6,595,966
Internet and catalog retail (3.1%)
Delivery Hero Holding GmbH (acquired 6/12/15, cost $14,040,748)
(Private) (Germany) † ∆∆ F	1,823	10,079,964

FabFurnish GmbH (acquired 8/2/13, cost $151) (Private)
(Brazil) † ∆∆ F	114	98

Global Fashion Holding SA (acquired 8/2/13, cost $7,569,814)
(Private) (Brazil) † ∆∆ F	178,692	3,048,747

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151)
(Private) (Brazil) † ∆∆ F	114	98

New Middle East Other Assets GmbH (acquired 8/2/13, cost $62)
(Private) (Brazil) † ∆∆ F	47	40

Priceline Group, Inc. (The) †	32,166	43,220,168

56,349,115
Media (26.4%)
DISH Network Corp. Class A †	9,813,243	483,694,747

483,694,747
Oil, gas, and consumable fuels (4.7%)
Gulfport Energy Corp. †	1,682,968	52,676,898

Pioneer Natural Resources Co.	199,416	33,122,998

85,799,896
Pharmaceuticals (20.7%)
Cardiome Pharma Corp. (Canada) †	680,875	3,050,320

Jazz Pharmaceuticals PLC †	2,390,277	360,214,744

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	294,700	16,046,415

379,311,479
Real estate investment trusts (REITs) (1.7%)
Altisource Residential Corp. R	2,685,433	31,204,731

31,204,731
Real estate management and development (3.9%)
Altisource Asset Management Corp. (Virgin Islands) † Ω S	275,198	4,609,567

Altisource Portfolio Solutions SA † Ω S	2,128,083	66,587,717

		71,197,284

Total common stocks (cost $1,664,265,300)		$1,626,260,836

20 Equity Spectrum Fund

CONVERTIBLE PREFERRED STOCKS (4.2%)*	Shares	Value

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $50,000,000) (Virgin Islands) † ∆∆ Ω	50,000	$17,575,000

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15, cost
$45,675,016) (Private) † ∆∆ F	1,350,639	59,286,029

Total convertible preferred stocks (cost $95,675,016)		$76,861,029

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Global Eagle Entertainment, Inc.	1/31/18	$11.50	351,253	$1,036,196

Total warrants (cost $477,829)				$1,036,196

SHORT-TERM INVESTMENTS (12.1%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	Shares	102,084,025	$102,084,025

Putnam Short Term Investment Fund 0.44% L	Shares	89,888,101	89,888,101

U.S. Treasury Bills 0.30%, May 19, 2016		$30,000,000	29,997,810

Total short-term investments (cost $221,967,757)			$221,969,936

TOTAL INVESTMENTS

Total investments (cost $1,982,385,902)			$1,926,127,997

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,834,256,041.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $89,989,976, or 4.9% of net assets.

Ω Affiliated company (Note 5).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Equity Spectrum Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$533,510,881	$—	$13,128,947

Energy	85,799,896	—	—

Financials	102,402,015	—	—

Health care	512,220,438	—	—

Industrials	170,572,945	—	—

Information technology	174,676,104	—	—

Materials	33,949,610	—	—

Total common stocks	1,613,131,889	—	13,128,947

Convertible preferred stocks	—	—	76,861,029

Warrants	1,036,196	—	—

Short-term investments	89,888,101	132,081,835	—

Totals by level	$1,704,056,186	$132,081,835	$89,989,976

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

22 Equity Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 4/30/15	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 4/30/16

Common
stocks*:

Consumer
discretionary	$4,168,391	$—	$—	$(5,080,192)	$14,040,748	$—	$—	$—	$13,128,947

Financials	8,946,554	—	2,312,273	(209,650)	—	(11,049,177)	—	—	—

Total
common
stocks	$13,114,945	—	2,312,273	(5,289,842)	14,040,748	(11,049,177)	—	—	13,128,947

Convertible
preferred
stocks	$40,500,015	—	—	18,786,014	—	—	17,575,000	—	$76,861,029

Totals	$53,614,960	$—	$2,312,273	$13,496,172	$14,040,748	$(11,049,177)	$17,575,000	$—	$89,989,976

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $13,705,822 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input [1]

		Comparable	EV/sales multiple	3.1x–5.6x (4.8x)	Increase
Private equity	$10,079,964	multiples	Liquidity discount	10%	Decrease

Private		Market
equity	$59,286,029	transaction	Liquidity discount	10%	Decrease
		price

Private		Market
equity	$236	transaction	Liquidity discount	25%	Decrease
		price

Private		Market
equity	$3,048,747	transaction	Transaction price	$17.06	Increase
		price

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 23

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value, including $100,688,371 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,419,823,333)	$1,573,646,111
Affiliated issuers (identified cost $562,562,569) (Notes 1 and 5)	352,481,886

Dividends, interest and other receivables	194,418

Receivable for shares of the fund sold	1,944,696

Receivable for investments sold	28,486,446

Prepaid assets	6,361

Total assets	1,956,759,918

LIABILITIES

Payable for shares of the fund repurchased	18,353,145

Payable for compensation of Manager (Note 2)	409,858

Payable for custodian fees (Note 2)	15,644

Payable for investor servicing fees (Note 2)	659,295

Payable for Trustee compensation and expenses (Note 2)	169,235

Payable for administrative services (Note 2)	10,122

Payable for distribution fees (Note 2)	489,100

Collateral on securities loaned, at value (Note 1)	102,084,025

Other accrued expenses	313,453

Total liabilities	122,503,877

Net assets	$1,834,256,041

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,017,696,071

Accumulated net investment loss (Note 1)	(4,158,734)

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(123,021,292)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(56,260,004)

Total — Representing net assets applicable to capital shares outstanding	$1,834,256,041

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($753,885,133 divided by 22,660,003 shares)	$33.27

Offering price per class A share (100/94.25 of $33.27)*	$35.30

Net asset value and offering price per class B share ($42,620,163 divided by 1,343,363 shares)**	$31.73

Net asset value and offering price per class C share ($333,721,311 divided by 10,538,853 shares)**	$31.67

Net asset value and redemption price per class M share ($2,941,693 divided by 91,130 shares)	$32.28

Offering price per class M share (100/96.50 of $32.28)*	$33.45

Net asset value, offering price and redemption price per class R share
($12,551,692 divided by 382,673 shares)	$32.80

Net asset value, offering price and redemption price per class Y share
($688,536,049 divided by 20,422,758 shares)	$33.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Equity Spectrum Fund

Statement of operations Year ended 4/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $296,311)	$11,880,122

Interest (including interest income of $457,832 from investments in affiliated issuers) (Note 5)	423,507

Securities lending (Note 1)	1,120,400

Total investment income	13,424,029

EXPENSES

Compensation of Manager (Note 2)	18,857,458

Investor servicing fees (Note 2)	6,176,000

Custodian fees (Note 2)	44,880

Trustee compensation and expenses (Note 2)	212,008

Distribution fees (Note 2)	8,778,900

Administrative services (Note 2)	87,367

Dividend expense for short sales (Note 1)	2,768,543

Interest expense for short sales (Note 1)	430,608

Other	916,029

Fees waived and reimbursed by Manager (Note 2)	(50,160)

Total expenses	38,221,633

Expense reduction (Note 2)	(73,053)

Net expenses	38,148,580

Net investment loss	(24,724,551)

Net realized loss on investments (including net realized loss of $91,684,422 on sales
of investments in affiliated issuers) (Notes 1, 3 and 5)	(72,189,801)

Net realized loss on futures contracts (Note 1)	(5,771,271)

Net realized gain on foreign currency transactions (Note 1)	2,831,081

Net realized gain on short sales (Note 1)	11,392,163

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(89,628)

Net unrealized depreciation of investments and short sales during the year	(482,363,512)

Net loss on investments	(546,190,968)

Net decrease in net assets resulting from operations	$(570,915,519)

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment loss	$(24,724,551)	$(35,587,155)

Net realized gain (loss) on investments
and foreign currency transactions	(63,737,828)	262,646,627

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(482,453,140)	(105,232,547)

Net increase (decrease) in net assets resulting
from operations	(570,915,519)	121,826,925

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	(24,154,980)	(42,225,370)

Class B	(838,928)	(1,199,466)

Class C	(7,038,557)	(10,803,375)

Class M	(60,958)	(107,621)

Class R	(214,104)	(231,907)

Class Y	(16,553,261)	(34,376,807)

From net realized long-term gain on investments
Class A	(94,708,524)	(37,517,143)

Class B	(3,289,327)	(1,065,723)

Class C	(27,597,267)	(9,598,773)

Class M	(239,010)	(95,621)

Class R	(839,475)	(206,049)

Class Y	(64,903,175)	(30,543,712)

Increase (decrease) from capital share transactions (Note 4)	(1,807,093,198)	565,242,976

Total increase (decrease) in net assets	(2,618,446,283)	519,098,334

NET ASSETS

Beginning of year	4,452,702,324	3,933,603,990

End of year (including accumulated net investment loss
of $4,158,734 and $62,992, respectively)	$1,834,256,041	$4,452,702,324

The accompanying notes are an integral part of these financial statements.

26 Equity Spectrum Fund

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Equity Spectrum Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%)	(%)

Class A
April 30, 2016	$42.13	(.28)	(5.57)	(5.85)	—	(3.01)	(3.01)	—	$33.27	(14.24)	$753,885	1.17 [f]	(.74) [f]	24
April 30, 2015	42.39	(.34)	1.69	1.35	—	(1.61)	(1.61)	—	42.13	3.06	2,091,551	1.26	(.80)	36
April 30, 2014	32.72	(.22)	10.45	10.23	(.04)	(.52)	(.56)	— [b]	42.39	31.32	2,044,648	1.36	(.55)	55
April 30, 2013	28.65	.07 [g]	5.09	5.16	(.05)	(1.04)	(1.09)	— [b]	32.72	18.54	485,067	1.45	.22g	54
April 30, 2012	27.37	.06 [h]	2.52	2.58	(.18)	(1.12)	(1.30)	— [b]	28.65	10.16	218,051	1.55	.24h	96

Class B
April 30, 2016	$40.62	(.54)	(5.34)	(5.88)	—	(3.01)	(3.01)	—	$31.73	(14.87)	$42,620	1.92 [f]	(1.55) [f]	24
April 30, 2015	41.23	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	40.62	2.28	61,045	2.01	(1.55)	36
April 30, 2014	32.05	(.51)	10.21	9.70	—	(.52)	(.52)	— [b]	41.23	30.33	49,769	2.11	(1.33)	55
April 30, 2013	28.24	(.14) [g]	4.99	4.85	—	(1.04)	(1.04)	— [b]	32.05	17.68	20,890	2.20	(.49) [g]	54
April 30, 2012	27.03	(.17) [h]	2.51	2.34	(.02)	(1.12)	(1.14)	.01	28.24	9.34	8,887	2.30	(.66) [h]	96

Class C
April 30, 2016	$40.55	(.54)	(5.33)	(5.87)	—	(3.01)	(3.01)	—	$31.67	(14.87)	$333,721	1.92 [f]	(1.54) [f]	24
April 30, 2015	41.16	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	40.55	2.29	554,985	2.01	(1.55)	36
April 30, 2014	32.00	(.51)	10.19	9.68	—	(.52)	(.52)	— [b]	41.16	30.31	426,775	2.11	(1.31)	55
April 30, 2013	28.19	(.15) [g]	5.00	4.85	—	(1.04)	(1.04)	— [b]	32.00	17.71	121,090	2.20	(.51) [g]	54
April 30, 2012	27.02	(.15) [h]	2.49	2.34	(.05)	(1.12)	(1.17)	— [b]	28.19	9.34	44,527	2.30	(.59) [h]	96

Class M
April 30, 2016	$41.17	(.46)	(5.42)	(5.88)	—	(3.01)	(3.01)	—	$32.28	(14.66)	$2,942	1.67 [f]	(1.29) [f]	24
April 30, 2015	41.67	(.55)	1.66	1.11	—	(1.61)	(1.61)	—	41.17	2.53	4,636	1.76	(1.30)	36
April 30, 2014	32.31	(.41)	10.29	9.88	—	(.52)	(.52)	— [b]	41.67	30.64	6,494	1.86	(1.04)	55
April 30, 2013	28.39	(.09) [g]	5.05	4.96	—	(1.04)	(1.04)	— [b]	32.31	17.98	1,735	1.95	(.29) [g]	54
April 30, 2012	27.16	(.06) [h]	2.49	2.43	(.08)	(1.12)	(1.20)	— [b]	28.39	9.61	926	2.05	(.24) [h]	96

Class R
April 30, 2016	$41.68	(.38)	(5.49)	(5.87)	—	(3.01)	(3.01)	—	$32.80	(14.45)	$12,552	1.42 [f]	(1.07) [f]	24
April 30, 2015	42.06	(.45)	1.68	1.23	—	(1.61)	(1.61)	—	41.68	2.79	14,087	1.51	(1.06)	36
April 30, 2014	32.53	(.32)	10.37	10.05	—	(.52)	(.52)	— [b]	42.06	30.96	9,709	1.61	(.82)	55
April 30, 2013	28.54	.03 [g]	5.04	5.07	(.04)	(1.04)	(1.08)	— [b]	32.53	18.28	2,676	1.70	.10 [g]	54
April 30, 2012	27.28	(.07) [h]	2.57	2.50	(.12)	(1.12)	(1.24)	— [b]	28.54	9.87	634	1.80	(.27) [h]	96

Class Y
April 30, 2016	$42.54	(.19)	(5.63)	(5.82)	—	(3.01)	(3.01)	—	$33.71	(14.03)	$688,536	.92 [f]	(.50) [f]	24
April 30, 2015	42.69	(.24)	1.70	1.46	—	(1.61)	(1.61)	—	42.54	3.30	1,726,399	1.01	(.55)	36
April 30, 2014	32.91	(.12)	10.51	10.39	(.09)	(.52)	(.61)	— [b]	42.69	31.64	1,396,209	1.11	(.31)	55
April 30, 2013	28.79	.14 [g]	5.13	5.27	(.11)	(1.04)	(1.15)	— [b]	32.91	18.85	472,652	1.20	.47 [g]	54
April 30, 2012	27.48	.11 [h]	2.54	2.65	(.23)	(1.12)	(1.35)	.01	28.79	10.44	235,534	1.30	.40 [h]	96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Equity Spectrum Fund	Equity Spectrum Fund 29

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

April 30, 2016	0.10%

April 30, 2015	0.01

April 30, 2014	0.01

April 30, 2013	<0.01

April 30, 2012	0.02

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.12	0.42%

Class B	0.13	0.44

Class C	0.13	0.44

Class M	0.12	0.42

Class R	0.15	0.52

Class Y	0.12	0.41

h Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.36	1.37%

Class B	0.32	1.23

Class C	0.34	1.30

Class M	0.36	1.38

Class R	0.30	1.12

Class Y	0.34	1.29

The accompanying notes are an integral part of these financial statements.

30 Equity Spectrum Fund

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests in equity securities of companies of any size, including both growth and value stocks that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities and warrants. This policy may be changed only after 60 days’ notice to shareholders. For purposes of this policy, the fund treats short sales of equity securities as investments in the equity securities sold short. The fund expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Equity Spectrum Fund 31

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least

32 Equity Spectrum Fund

equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

Equity Spectrum Fund 33

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $102,084,025 and the value of securities loaned amounted to $100,688,371.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the

34 Equity Spectrum Fund

Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $4,158,734 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $123,016,817 of certain losses recognized during the period from November 1, 2015 to April 30, 2016 to its fiscal year ending April 30, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20,628,809 to decrease accumulated net investment loss, $17,797,728 to decrease paid-in capital and $2,831,081 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$313,329,493
Unrealized depreciation	(369,591,870)

Net unrealized depreciation	(56,262,377)
Post-October capital loss deferral	(123,016,817)
Late year ordinary loss deferral	(4,158,734)
Cost for federal income tax purposes	$1,982,390,374

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Equity Spectrum Fund 35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.720% of the fund’s average net assets before a decrease of $4,075,605 (0.128% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period, Putnam Management voluntarily waived $50,160.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

36 Equity Spectrum Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,971,767	Class R	26,249

Class B	99,217	Class Y	2,226,993

Class C	844,543	Total	$6,176,000

Class M	7,231

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,205 under the expense offset arrangements and by $70,848 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,477, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,825,758	Class M	27,911

Class B	509,885	Class R	67,323

Class C	4,348,023	Total	$8,778,900

Equity Spectrum Fund 37

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $148,501 and $812 from the sale of class A and class M shares, respectively, and received $42,313 and $13,902 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $22 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$531,183,461	$2,310,040,231

U.S. government securities (Long-term)	—	—

Securities sold short	141,891,453	41,830,773

Total	$673,074,914	$2,351,871,004

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	3,786,702	$141,224,074	18,876,676	$813,366,848

Shares issued in connection with
reinvestment of distributions	3,207,341	112,160,064	1,686,123	73,447,530

	6,994,043	253,384,138	20,562,799	886,814,378

Shares repurchased	(33,983,710)	(1,193,704,812)	(19,146,269)	(825,215,014)

Net increase (decrease)	(26,989,667)	$(940,320,674)	1,416,530	$61,599,364

	Year ended 4/30/16		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	119,613	$4,259,613	400,840	$16,768,416

Shares issued in connection with
reinvestment of distributions	105,100	3,514,535	45,040	1,897,553

	224,713	7,774,148	445,880	18,665,969

Shares repurchased	(384,053)	(13,385,017)	(150,137)	(6,227,776)

Net increase (decrease)	(159,340)	$(5,610,869)	295,743	$12,438,193

38 Equity Spectrum Fund

	Year ended 4/30/16		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,660,767	$59,008,342	5,053,560	$210,458,142

Shares issued in connection with
reinvestment of distributions	849,981	28,372,363	387,186	16,285,060

	2,510,748	87,380,705	5,440,746	226,743,202

Shares repurchased	(5,658,055)	(198,106,238)	(2,122,160)	(87,868,298)

Net increase (decrease)	(3,147,307)	$(110,725,533)	3,318,586	$138,874,904

	Year ended 4/30/16		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	13,332	$514,377	34,932	$1,482,456

Shares issued in connection with
reinvestment of distributions	8,787	298,657	4,751	202,687

	22,119	813,034	39,683	1,685,143

Shares repurchased	(43,574)	(1,566,046)	(82,932)	(3,473,048)

Net decrease	(21,455)	$(753,012)	(43,249)	$(1,787,905)

	Year ended 4/30/16		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	166,344	$6,214,415	204,364	$8,708,730

Shares issued in connection with
reinvestment of distributions	22,326	770,476	8,209	354,115

	188,670	6,984,891	212,573	9,062,845

Shares repurchased	(143,947)	(5,232,942)	(105,434)	(4,519,894)

Net increase	44,723	$1,751,949	107,139	$4,542,951

	Year ended 4/30/16		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,707,640	$289,433,546	24,352,456	$1,059,415,802

Shares issued in connection with
reinvestment of distributions	1,886,715	66,789,718	1,171,155	51,460,516

	9,594,355	356,223,264	25,523,611	1,110,876,318

Shares repurchased	(29,755,186)	(1,107,658,323)	(17,649,238)	(761,300,849)

Net increase (decrease)	(20,160,831)	$(751,435,059)	7,874,373	$349,575,469

At the close of the reporting period a pooled investment vehicle, not managed by or affiliated with Putnam Management owned 7.8% of the outstanding shares of the fund.

Equity Spectrum Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$49,708,388	$377,975,469	$427,683,857	$21,336	$—

Putnam Short Term
Investment Fund*	237,824,142	1,432,378,325	1,580,314,366	436,496	89,888,101

Altisource Asset
Management Corp.†	—	23,985,950	—	—	4,609,567

Altisource Asset
Management Corp.
cv. pfd.†	—	—	—	—	17,575,000

Altisource Portfolio
Solutions SA	51,606,013	—	—	—	66,587,717

Altisource
Residential Corp.†	—	4,809,378	663,685	—	—

ARIAD
Pharmaceuticals, Inc.†	—	2,455,377	5,137,350	—	—

GenMark Diagnostics, Inc.	43,792,550	—	14,849,069	—	13,688,293

Global Eagle
Entertainment, Inc.†**	55,229,382	—	7,822,811	—	—

Global Eagle
Entertainment,
Inc. Warrants†	1,650,889	—	—	—	—

STAAR Surgical Co.	56,080,096	3,123,383	—	—	51,453,217

Stone Energy Corp.†	55,310,402	16,685,185	4,662,533	—	—

UCP, Inc.	7,379,983	—	—	—	6,595,966

Totals	$558,581,845	$1,861,413,067	$2,041,133,671	$457,832	$250,397,861

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

**In connection with the purchase of shares of this issuer by the fund on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40 Equity Spectrum Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100

Forward currency contracts (contract amount)	$148,100,000

Warrants (number of warrants)	350,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$1,036,196	Payables	$—

Total		$1,036,196		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$2,953,294	$2,953,294

Equity contracts	(5,771,271)	—	(5,771,271)

Total	$(5,771,271)	$2,953,294	$(2,817,977)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(110,290)	$(110,290)

Equity contracts	(614,693)	—	(614,693)

Total	$(614,693)	$(110,290)	$(724,983)

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $60,750,890 as a capital gain dividend with respect to the taxable year ended April 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Equity Spectrum Fund 41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42 Equity Spectrum Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Spectrum Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Equity Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Chief Compliance Officer
Management, LLC	Liaquat Ahamed
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
Legal Counsel	Principal Financial Officer	Governance, Assistant Clerk,
Ropes & Gray LLP		and Associate Treasurer
Robert T. Burns
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
KPMG LLP

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN106
300656 6/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$40,873	$ —	$3,700	$ —
April 30, 2015	$41,006	$ —	$3,610	$ —

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,700 and $3,610 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$ —	$ —	$ —

April 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016